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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 14, 2001


                             OXFORD AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)



          Michigan                    333-75849                38-3262809
 (State or other jurisdiction      (Commission File           (IRS Employer
       of incorporation)               Number)             Identification No.)



                             1250 Stephenson Highway
                              Troy, Michigan 48083
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (248) 577-1400



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.   OTHER EVENTS

Oxford Automotive, Inc, headquartered in Troy, Michigan, a leading full-service automotive supplier of high quality engineered metal components, assemblies and modules has entered into a Second Amendment (the "Second Amendment"), dated as of November 14, 2001, to its Fourth Amended and Restated Credit Agreement dated as of June 8, 2001 (the "Credit Agreement"). This Second Amendment extends, to December 7, 2001, the effectiveness of the first amendment to the Credit Agreement dated September 27, 2001, which was scheduled to expire on November 15, 2001. The Second Amendment also provides for a 1% per annum increase in the interest rate on all obligations under the Credit Agreement.


FORWARD-LOOKING STATEMENTS

This report contains statements relating to such matters as anticipated financial performance, business prospects and other matters that may be construed as forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. In addition, the Company may from time to time publish or communicate other statements that could also be construed to be forward-looking statements. These statements are, or will be, based on the Company's estimates, assumptions and projections, and are subject to risks and uncertainties, including those specifically listed below, that could cause actual results to differ materially from those included in the forward-looking statements.

The risks and uncertainties that may affect the operations, performance, development and results of operations of the Company include the following: (1) the original equipment manufacturer ("OEM") supplier industry is highly cyclical and, in large part, impacted by the strength of the economy generally, by prevailing interest rates and by other factors which may have an effect on the level of sales of automotive vehicles; (2) future price reductions, increased quality standards or additional engineering capabilities may be required by the OEMs, which are able to exert considerable pressure on their suppliers; (3) the OEMs may decide to in-source some of the work currently performed by the Company; (4) work stoppages and slowdowns may be experienced by OEMs and their Tier 1 suppliers, as a result of labor disputes; (5) there may be a significant decrease in sales of vehicles using the Company's products or the loss by the Company of the right to supply any of such products to its major customers;
(6) increased competition could arise in the OEM supplier industry; (7) changing federal, state, local and foreign laws, regulations and ordinances relating to environmental matters could affect the Company's operations; and (8) there may be unfavorable currency exchange rates relative to the U.S. dollar, which could impact the Company's operations.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. A list of Exhibits included as part of this report is set forth in the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  OXFORD AUTOMOTIVE, INC.

                                  /s/ Aurelian Bukatko
                                  --------------------------------------
                                  Aurelian Bukatko,
                                  Executive Vice President and Chief Financial
                                  Officer


Dated:   November 19, 2001












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                                  Exhibit Index

     Number                Description
         4.1               Second Amendment, dated as of November 14, 2001 among Oxford Automotive, Inc., the
                           Borrowing Subsidiary and the Lenders identified therein, and Citicorp USA, Inc., as
                           Administrative Agent, to the Fourth Amended and Restated Credit Agreement dated as of
                           June 8, 2001.